CONDENSED CONSOLIDATED BALANCE SHEETS PARENTHETICALS (USD $)	Dec. 31, 2013	Dec. 31, 2012
Stockholders equity number of shares par value and other disclosures
Available-for-sale securities, amortized cost	$ 346,892	$ 339,971
Held-to-maturity securities, fair value	$ 28,595	$ 33,420
Common Stock, par or stated value	$ 10	$ 10
Common Stock, shares authorized	8,000,000	8,000,000
Common Stock, shares issued	5,021,012	5,180,000
Common Stock, shares outstanding	5,021,012	5,180,000